UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

July 30, 2008

INTEGRATED PHARMACEUTICALS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER 000-50960

Integrated Pharmaceuticals, Inc.
(Exact name of small business issuer in its charter)

Idaho	04-3413196
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

310 Authority Drive
Fitchburg, MA 01420
(Address of principal executive offices) (Zip Code)

(978) 696-0020
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Change in Registrant’s Certifying Accountant

Engagement of New Independent Public Accountant

On July 30, 2008, we engaged Carlin Charron & Rosen LLP  (“CCR”) to serve as our independent public accountant.  During our two most recent fiscal years (the 2006 and 2007 calendar years) and during 2008, we have not consulted CCR with respect to:

(i)	The application of accounting principles to a specified transaction, either completed or proposed;

(ii)	the type of audit opinion that might be rendered on our financial statements;

(iii)	Any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of SEC regulation S-K and the related instructions); or

(iv)	Any matter that was a reportable event (as described in paragraph 304(a)(1)(v)) of SEC regulation S-K and the related instructions).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED PHARMACEUTICALS, INC.

DATE: July 30, 2008	By:	/s/ Peter Featherston
Peter Featherston
President and Chief Executive Officer